SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)                    June 7, 2002

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                           SOS STAFFING SERVICES, INC.
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               (Exact name of registrant specified in its charter)


                Utah                          0-26094         87-0295503
   -------------------------------        --------------     -------------------
  (State or other jurisdiction of           (Commission      (IRS employer
   incorporation or organization)          File Number)      identification no.)



           1415 SOUTH MAIN STREET
            SALT LAKE CITY, UTAH                          84511
  ----------------------------------------  ---------------------------------
  (Address of principal executive offices)              (Zip code)



                                 (801) 484-4400
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              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 7, 2002, SOS Staffing Services, Inc. (NASDAQ/NNM: SOSS) (the "Registrant") dismissed its independent auditor, Arthur Andersen LLP ("Arthur Andersen"), and appointed KPMG LLP as its new independent auditor, effective immediately. These actions were approved by the Registrant's Board of Directors upon the recommendation of its Audit Committee.

During the two most recent fiscal years ended December 30, 2001 and December 31, 2000, and the subsequent interim period through the date of this report, there was no disagreement between the Registrant and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in its reports, and there occurred no reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Arthur Andersen on the consolidated financial statements of the Registrant for the fiscal years ended December 30, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals.

The Registrant has provided Arthur Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, indicating its concurrence with the disclosures in this, the first, the second and the third paragraphs of this report.

During the two most recent fiscal years ended December 30, 2001 and December 31, 2000, and the subsequent interim period through the date of this report, the Registrant did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.  None

(b)      Pro Forma Financial Information.  None

(c)      Exhibits

         EXHIBIT NO        DESCRIPTION
         ----------        -----------

         16.1              Letter from Arthur Andersen LLP, dated June 10, 2002.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          SOS STAFFING SERVICES, INC.

                                          /s/ Kevin Hardy
                                          ---------------------------
                                              Kevin Hardy
                                              Sr. Vice President,
                                              Chief Financial Officer

Dated: June 11, 2002






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